UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2022

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Cassatt Road, Suite 210,
Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

(610) 251-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	TGI	New York Stock Exchange
Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 5, 2022, Triumph Group, Inc. (the “Company”) appointed Thomas A. Quigley, III as the Company’s Vice President, Investor Relations, Mergers & Acquisitions and Treasurer. Mr. Quigley will step down as the Company’s Controller and Principal Accounting Officer, a position he has held since November 2012. In connection with his new position, Mr. Quigley will receive a base salary of $338,000, a short-term incentive (STI) bonus opportunity of 60% of base salary, or $202,800, and a long-term incentive (LTI) bonus opportunity of 60% of base salary, or $202,800, for total target compensation of $743,600.

Also effective September 5, 2022, Kai W. Kasiguran was appointed as Vice President, Controller and Principal Accounting Officer of the Company. Mr. Kasiguran previously served in a variety of roles at the Company from 2018 to 2022, most recently as the Company’s Assistant Controller, Corporate. From 2011 until joining the Company in 2018, Mr. Kasiguran held various roles within the audit practice of Ernst & Young, LLP, including Senior Audit Manager. In connection with his new position, Mr. Kasiguran will receive a base salary of $250,000, a short-term incentive (STI) bonus opportunity of 40% of base salary, or $100,000, and a long-term incentive (LTI) bonus opportunity of 45% of base salary, or $112,500, for total target compensation of $462,500.

There are no arrangements or understandings between Mr. Kasiguran and any other person pursuant to which he was appointed as officer, and there are no relationships between Mr. Kasiguran and the Company that would require disclosure under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 7, 2022	TRIUMPH GROUP, INC.

		By:	/s/ Jennifer H. Allen
Jennifer H. Allen
Chief Administrative Officer and Senior Vice President, General Counsel and Secretary